                                                                    Exhibit 99.2

                       HUNTINGTON BANCSHARES INCORPORATED

                                     [LOGO]

                              INVESTOR CONFERENCE
                                 JULY 12, 2001

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD LOOKING STATEMENT DISCLOSURE
================================================================================

Today's conference materials and related questions and answers conducted at this conference contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:

-        Changes in economic conditions
-        Movements in interest rates
-        Competitive pressures on product pricing and services
-        Success and timing of business strategies
-        The successful integration of acquired businesses
-        The nature, extent and timing of governmental actions and reforms
-        Extended disruption of vital infrastructure

                                     [LOGO]

ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CONFERENCE INCLUDING RELATED QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE AT THE TIME OF THE CONFERENCE. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

AGENDA                                                                    [LOGO]
================================================================================
SUMMARY ASSESSMENT                      TOM HOAGLIN
       AND STRATEGIC DIRECTION          PRESIDENT AND CEO

RETAIL AND COMMERCIAL BANKING           RON BALDWIN
PRIVATE FINANCIAL GROUP                 VICE CHAIRMAN

DEALER SALES                            MIKE MCMENNAMIN
RESTRUCTURING PLAN                      VICE CHAIRMAN AND CFO
FINANCIAL STRATEGY

WRAP-UP                                 TOM HOAGLIN
                                        PRESIDENT AND CEO

A NEW AND EXPERIENCED TEAM                                                [LOGO]
================================================================================

                  ROLE                                  APPOINTED
                  ----                                  ---------
TOM HOAGLIN       PRESIDENT AND CEO                     FEB. 2001
RON BALDWIN       VICE CHAIRMAN - RETAIL & CORPORATE    APR. 2001
MIKE MCMENNAMIN   VICE CHAIRMAN - CFO                   OCT. 2000
RON SEIFFERT      VICE CHAIRMAN - CORPORATE             22 YEARS
DAN BENHASE       EVP - PRIVATE FINANCIAL GROUP         JUNE 2000
WILLIE DOLLOFF    EVP - OPERATIONS & TECHNOLOGY         28 YEARS
DAVE RENKE        EVP - SALES & SERVICE                 JUNE 2001
NICK STANUTZ      EVP - DEALER SALES                    15 YEARS

                A NEW TEAM WITH SIGNIFICANT INDUSTRY EXPERIENCE

SUMMARY ASSESSMENT: FINANCIAL                                             [LOGO]
================================================================================

-        UNACCEPTABLE LEVEL OF EARNINGS GIVEN FRANCHISE POTENTIAL

-        ADDITIONAL CAPITAL NEEDED FOR FLEXIBILITY

-        HIGH EFFICIENCY RATIO

         -        FLAT REVENUES

         -        INCREASING EXPENSES

-        NEED FOR GREATER FINANCIAL DISCIPLINE AND PERFORMANCE ACCOUNTABILITY

-        TECHNOLOGY INVESTMENT MIX

SUMMARY ASSESSMENT: MARKETS                                               [LOGO]
================================================================================

-        GOOD CORE MIDWESTERN GEOGRAPHIC PRESENCE

-        ATTRACTIVE FRANCHISE CONCENTRATED IN LARGE METROPOLITAN AREAS

-        OPPORTUNITY FOR INCREASED MARKET SHARE

-        NEED TO RATIONALIZE DISTRIBUTION NETWORK

-        NON-STRATEGIC PRESENCE IN FLORIDA

-        IMPROVEMENT NEEDED IN MICHIGAN

SUMMARY ASSESSMENT: BUSINESS MODEL                                        [LOGO]
================================================================================

-        MANAGEMENT TURNOVER HAS ADVERSELY IMPACTED ORGANIZATION AND CULTURE

-        HARD-WORKING, DEDICATED TEAM WITHOUT A CLEAR SENSE OF DIRECTION

-        CENTRALIZED DECISION-MAKING

-        LACK OF CUSTOMER FOCUS

-        NO UNIFORM, DISCIPLINED SALES AND SERVICE CULTURE

-        STRONG CREDIT CULTURE

-        LIMITED DEPOSIT GROWTH

STRATEGY AND VISION                                                       [LOGO]
================================================================================

-        THE "LOCAL BANK" WITH "NATIONAL" RESOURCES

-        FOCUS ON CUSTOMERS AND CORE MARKETS

-        EXPAND IN CORE MARKETS

-        PRESERVE CURRENT BUSINESS LINES

-        LIMIT DEALER SALES GROWTH

-        GROW WEALTH MANAGEMENT BUSINESS

                                HUNTINGTON '01 AND BEYOND

MANAGEMENT STRUCTURE                                                      [LOGO]
================================================================================


-        RETAIL AND COMMERCIAL BANKING

         -        REGIONAL MANAGEMENT

         -        CORPORATE STANDARDS

-        DEALER SALES AND PRIVATE FINANCIAL GROUP

         -        LINE OF BUSINESS

ACTION STEPS                                                              [LOGO]
================================================================================


-        NIE / REVENUE INITIATIVES
         -        $43MM - 2001 PROGRAM

-        REDUCE DIVIDEND 20%

-        DIVEST FLORIDA
         -        NOT STRATEGICALLY WELL POSITIONED
         -        UNATTRACTIVE RETURN ON CAPITAL

-        RESTRUCTURING AND SPECIAL CHARGE
         -        BRANCH CONSOLIDATION (43 BRANCHES)
         -        IMPAIRMENT RECOGNITION
         -        CREDIT CHARGE-OFFS
         -        ACCOUNTING AND LEGAL RESERVES


-        IMPROVE EARNINGS
-        IMPROVE OPERATING EFFICIENCY
-        IMPROVE CAPITAL POSITION
-        IMPROVE BALANCE SHEET FLEXIBILITY
-        FOCUS ON KEY STRATEGIC MARKETS

                     POSITION HUNTINGTON FOR FUTURE GROWTH

CHANGING THE CULTURE                                                      [LOGO]
================================================================================

-        SHAREHOLDER ORIENTATION

-        CUSTOMER FOCUS / CUSTOMER SERVICE

-        FINANCIAL DISCIPLINE AND ACCOUNTABILITY

-        HIGH PERFORMANCE STANDARDS

-        CULTURE OF EXPENSE CONTROL

-        TEAMWORK

-        EMPLOYEE PARTICIPATION

-        BROAD EMPLOYEE OWNERSHIP


                        CREATING A CULTURE OF PERFORMANCE

FINANCIAL TARGETS                                                         [LOGO]
================================================================================

                                                 TARGET
                                                 ------
-        ANNUAL EPS GROWTH                      10 - 12%

-        RETURN ON EQUITY                       18 - 20%

-        DIVIDEND PAYOUT RATIO                  35 - 45%

-        EFFICIENCY RATIO                       48 - 52%

-        FEE INCOME RATIO                       35 - 40%

-        CAPITAL RATIOS

         -        TANGIBLE COMMON EQUITY            6.5%

         -        RISK-BASED CAPITAL               11.0%

                                                                          [LOGO]
================================================================================

RETAIL & COMMERCIAL BANKING

                                                                     RON BALDWIN

RETAIL AND COMMERCIAL BANKING                                             [LOGO]
================================================================================

-        CURRENT ASSESSMENT

-        COMPETITIVE STRENGTHS

-        CHALLENGES AND PLANS

HUNTINGTON MARKETS
================================================================================

Deposits - $13 B
Assets - $11 B
Offices - 368
Consumer households - 839,000
Commercial customers - 91,000


                             FDIC DEPOSITS BY STATE

                                  [PIE GRAPH]

Michigan $4.0 B 29.9%
West Virginia $1.4 B 10.4%
Indiana $0.6 B 4.5%
Ohio $7.4 B 55.2%

                                     [MAP]


     The map illustrates Huntington's presence in Ohio, Michigan, West Virginia and Indiana.


                                                                          [LOGO]

MARKET SHARE                                                              [LOGO]

                                  [BAR GRAPH]

          HBAN DEPOSIT, BRANCH, AND HOUSEHOLD % SHARE BY MAJOR MARKET

                          Columbus        Cincinnati      Cleveland       Charleston      Indianapolis    Grand Rapids       Detroit
HBAN Deposit Share         16.6%             3.1%            3.3%            9.8%             2.5%           10.0%             2.9%
HBAN Branch Share          13.4%             4.5%            6.9%            9.6%             3.4%           13.2%             3.9%
HBAN Household Share       27.6%            10.0%           11.9%           15.8%             5.3%           19.4%             4.4%

EXCLUDING FLORIDA

COMMERCIAL TRENDS*                                                        [LOGO]
================================================================================
($ BILLION)
                                            ANNUALIZED GROWTH RATE
                        YTD                 ----------------------
                        2001            `00 VS `99              `01 VS `00**
                        ----            ----------              ----------
COMM'L LOANS           $   7.7               5.6%                   6.5%
COMM'L DEPOSITS        $   2.4              -1.8%                  -9.1%
GOVT. DEPOSITS         $   0.6               6.0%                 -69.0%
                       -------              -----                 ------
TOTAL DEPOSITS         $   3.0               0.0%                 -24.1%

COMM'L CUSTOMERS        91,000               2.9%                   4.0%

*EXCLUDES FLORIDA
**YTD 2001: JAN - MAY AVERAGE DAILY BALANCE

RETAIL TRENDS*                                                        [LOGO]
================================================================================
($ BILLION)
                                               ANNUALIZED GROWTH RATE
                                YTD            ----------------------
                                2001       `00 VS `99              `01 VS `00**
                                ----       ----------              ------------

RETAIL LOANS                   $ 3.0            7.2%                  13.8%
RETAIL DEPOSITS
         TRANS & SAVINGS       $ 5.9            0.7%                  11.6%
         CDS                   $ 4.6           -5.1%                  -3.1%
                               -----           -----                  -----
TOTAL DEPOSITS                 $10.5           -2.0%                   5.0%
RETAIL HOUSEHOLDS            839,000            1.2%                   2.9%


*EXCLUDES FLORIDA
**YTD 2001: JAN - MAY AVERAGE DAILY BALANCE

NET HOUSEHOLD ACQUISITION                                                 [LOGO]
================================================================================


Graph entitled "Net Household Acquisition" indicates:

*lost households move from approximately 12,000 in July 1999 to approximately
 6,000 in June 2001.

*new households move from approximately 7,000 in February 1999 to approximately
 8,500 in August 1999, to approximately 4,500 in December 1999, to approximately 8,000 in June 2001.



SOURCE: HNB ANALYTIX
MARKETING DATABASE

COMPETITIVE STRENGTHS                                                     [LOGO]
================================================================================

-        ATTRACTIVE CORE MARKETS

-        NEW EXPERIENCED MANAGEMENT TEAM

-        STRONG OPERATING PLATFORM

-        SOUND CREDIT QUALITY

NEW EXPERIENCED MANAGEMENT TEAM
================================================================================

-        MARKET VETERANS
         -        CLEVELAND
         -        DETROIT
         -        INDIANAPOLIS
         -        CINCINNATI
         -        CHARLESTON

                                                                          [LOGO]

STRONG OPERATING PLATFORM                                                 [LOGO]
================================================================================

-        ONE BANKING CHARTER

-        ONE SYSTEMS PLATFORM

-        SERVICE QUALITY METRICS

-        IMAGE-ENHANCED TECHNOLOGY

CHALLENGES AND PLANS                                                 [LOGO]
================================================================================

-        SALES AND SERVICE ORGANIZATION

-        DISTRIBUTION NETWORK AND EFFICIENCY

-        MICHIGAN FRANCHISE

CHALLENGE: SALES AND SERVICE ORGANIZATION
================================================================================

PLAN
----

-        "LOCAL BANKERS" CLOSE TO CUSTOMER
-        RETAIL - DAILY SALES MANAGEMENT
-        COMMERCIAL - RELATIONSHIP PROFITABILITY DISCIPLINE
-        PROFIT-BASED INCENTIVES
-        BRANCH LEVEL PROFITABILITY
-        CROSS-SELL AND RETENTION FOCUS

                                                                          [LOGO]

CHALLENGE: DISTRIBUTION NETWORK AND EFFICIENCY
================================================================================

                                                                 RUN-RATE
PLAN ($MM)                                                     IMPROVEMENT
---------                                                      -----------

-   BRANCH/ATM CONSOLIDATIONS                                     $ 5.7
    -        CONSOLIDATE 43 OUT OF 368 BRANCHES
    -    AVERAGE DEPOSIT/BRANCH TO $36MM FROM $32MM
    -    REMOVE/OPTIMIZE 25% OF 579 OFF-SITE ATMS
-   REVENUE ENHANCEMENTS                                          $ 5.7
-   EXPENSE REDUCTIONS                                            $ 7.1
                                                                  -----
                                                                  $18.5

                                                                          [LOGO]

CHALLENGE: MICHIGAN FRANCHISE
================================================================================

PLAN
----

-        NEW LEADERSHIP

         -        DETROIT

         -        GRAND RAPIDS BY JULY 31ST

-        STABILITY/RECOVERY

-        OPPORTUNISTIC


                                                                          [LOGO]

CONCLUSIONS                                                               [LOGO]
================================================================================


-        IN THE RIGHT BUSINESSES

-        NEW LEADERSHIP IN PLACE

-        CROSS-SELL AND RETENTION FOCUSED

-        MICHIGAN FRANCHISE PERFORMING

PRIVATE FINANCIAL GROUP                                                   [LOGO]
================================================================================


-        2001 REVENUES - $170MM (12% OF HBI REVENUE)
-        GOAL: 15 - 20% CAGR DRIVEN PRIMARILY BY ORGANIC GROWTH
         -        INCREASE MUTUAL FUND AND ANNUITY SALES
         -        INCREASE ASSETS UNDER MANAGEMENT - CURRENTLY $8.9 BILLION
         -        INCREASE INSURANCE SALES

                                                                          [LOGO]
================================================================================

DEALER SALES


                                                                 MIKE MCMENNAMIN

COMPREHENSIVE SOLUTION FOR DEALERS
================================================================================

-        MARKET LEADER (NON-CAPTIVES)
         -        #1 - CLEVELAND, COLUMBUS, CINCINNATI, KENTUCKY
         -        #2 OR #3 - TAMPA, ORLANDO
-        FULL SERVICE PROVIDER SINCE 1984
         -        CONSUMER FINANCING
         -        FLOOR PLAN LENDING
         -        COMMERCIAL LENDING
-        COMPREHENSIVE RETAIL PRODUCTS:
         -        LOANS AND LEASES
         -        USED VEHICLE FINANCING
-        FOCUSED PRESENCE
         -        LOCAL UNDERWRITING AND MANAGEMENT
         -        EXPERIENCED MANAGEMENT TEAM
-        FEES ENHANCE PROFITABILITY
         -        EXPORT OHIO FEES
         - ACQUISITION, DISPOSITION, EARLY TERMINATION, LATE AND NSF, PREPAYMENT, PROCESSING

MANAGED PORTFOLIO - MAY 31, 2001
--------------------------------
LOANS                   $3.8
LEASES                   3.2
FLOOR PLAN                .5
COMMERCIAL                .2
                        ----
TOTAL                   $7.7B


                                                                          [LOGO]

KEY ISSUES                                                                [LOGO]
================================================================================

-        NET INTEREST MARGINS AT HISTORICAL HIGHS
         -        1Q01 INDUSTRY MARGIN +100 BP VS. 5 YEAR AVERAGE
         -        STRUCTURAL CHANGES VS. CYCLICAL
-        IMPROVING CREDIT QUALITY - 2Q01 VS. 2Q00
         -        FICO SCORES - 720 VS. 695
         -        "D" PAPER - 5% VS. 15%
         -        REDUCED POLICY EXCEPTIONS - 2% VS. 6%
-        PURCHASE OF RESIDUAL INSURANCE
         -        AA RATED CARRIER
         -        INSURED TO BLACK BOOK VALUE

CONCLUSIONS                                                               [LOGO]
================================================================================

-        WILL REMAIN IN AUTO LOAN AND LEASE BUSINESS
-        EXPECTED ROE:  13 - 16% OVER CYCLE
         -        WITH EQUITY ALLOCATION OF 9 - 11%
- AUTO LOANS AND LEASES AS PERCENTAGE OF LOAN PORTFOLIO WILL NOT EXPAND RESTRUCTURING PLAN AND FINANCIAL STRATEGY

                                                                          [LOGO]
================================================================================
                    RESTRUCTURING PLAN AND FINANCIAL STRATEGY


                                                                 MIKE MCMENNAMIN

FINANCIAL GOALS                                                           [LOGO]
================================================================================

-        MISSION - MAXIMIZE TOTAL RATE OF RETURN

-        EPS GROWTH

         -        LONG TERM 10 - 12%

-        ROE OF 18 - 20%

-        DIVIDEND PAYOUT RATIO OF 35 - 45%

-        TANGIBLE COMMON EQUITY greater than or equal to 6.5%

-        RISK-BASED CAPITAL RATIO greater than or equal to 11.0%

FINANCIAL REPOSITIONING ACTIONS                                           [LOGO]
================================================================================

-        NIE INITIATIVES TO REDUCE COST STRUCTURE

-        20% REDUCTION OF DIVIDEND

-        REDUCTION OF LOW MARGIN ASSETS

-        RESTRUCTURING CHARGE - $140MM AFTER TAX

-        CONSOLIDATE 12% OF BRANCHES

-        SALE OF FLORIDA FRANCHISE

NIE INITIATIVES                                                           [LOGO]
================================================================================

-        REDUCED 2001 NIE - $36MM

-        OUTSOURCING REVIEW - IT AND OPERATIONS

-        EFFICIENCY RATIO OBJECTIVE OF 48 - 52%

-        2002 EFFICIENCY RATIO EST. AT 55 - 57%

DIVIDEND POLICY                                                           [LOGO]
================================================================================

-        20% DIVIDEND CUT EFFECTIVE WITH THIRD QUARTER - $0.20 TO $0.16

-        DIVIDENDS ARE TAX-INEFFICIENT

-        VIEW REDUCTION AS OFFENSIVE, NOT DEFENSIVE

-        PAYOUT TARGET OF 35 - 45%

-        EXPECT PAYOUT TO BE LESS THAN 45% IN 2002

BALANCE SHEET RESTRUCTURING                                               [LOGO]
================================================================================

-        ASSET LIABILITY MANAGEMENT - LIMITED INTEREST RATE RISK TOLERANCE

-        LOW MARGIN ASSETS - INEFFICIENT USE OF CAPITAL

- INVESTMENT PORTFOLIO + RESIDENTIAL MORTGAGES - 18% OF EARNING ASSETS VS. 27% IN 1999

-        FUNDING STRATEGY

ESTIMATED RESTRUCTURING AND OTHER CHARGES                                 [LOGO]
================================================================================

                                                              TIMING
                                                              ------
($ IN MILLIONS)                        TOTAL             2Q            3Q - 4Q
                                       -----           -----           -------
RESTRUCTURING                           $ 64                            $ 64
         BRANCHES/ATMS/OPS
         FLORIDA RETENTION/TRANSITION
         CORPORATE OVERHEAD
         FACILITIES
         E-COMMERCE
IMPAIRMENT                                45              37               8
         I/O STRIP
         PG&E
         AUTO RESIDUALS
         OTHER
CREDIT                                    72              72              --
         120 DAY DELINQUENCIES
         SUB-PRIME AUTO
         TRUCK & EQUIPMENT
OTHER RESERVES                            34               2              32
                                         ---             ---             ---
TOTAL PRE-TAX CHARGE                    $215            $111            $104

NPAS/TOTAL LOANS + OREO                                                   [LOGO]
================================================================================

               1Q99    2Q99    3Q99    4Q99    1Q00   2Q00   3Q00   4Q00    1Q01

HUNTINGTON      .48     .46     .47     .47     .45     .46   .44     .51    .60

PEER AVERAGE    .55     .52     .54     .55     .55     .59   .61     .68    .83



PEER GROUP: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB

NCO/AVERAGE LOANS                                                         [LOGO]
================================================================================

               1Q99    2Q99    3Q99    4Q99    1Q00   2Q00   3Q00   4Q00    1Q01

HUNTINGTON      .51     .38     .39     .32     .35    .30   .46     .50    .55

PEER AVERAGE    .40     .40     .39     .47     .42    .37   .45     .49    .59


PEER GROUP: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB

FLORIDA                                                     [MAP]         [LOGO]
================================================================================
AT MARCH 31, 2001

OFFICES                                   139               The map illustrates
DEPOSITS                                $ 4.5B              Huntington's Florida
      #8 STATEWIDE RANK                                     markets.
      95% DEPOSITS IN MSAS
      23.5% HBI DEPOSITS
LOANS                                   $ 2.2B
LOANS/DEPOSITS                             49%
DEPOSITS/BRANCH                         $31.8MM

                            MARKET CHARACTERISTICS:

FLORIDA MARKETS ARE ATTRACTIVE DEMOGRAPHICALLY. NATIONALLY, #4 IN POPULATION AND
                       #8 IN PROJECTED POPULATION GROWTH

                         HBI FRANCHISE CHARACTERISTICS:

  RELATIVELY SMALL PRESENCE IS CONCENTRATED IN CENTRAL FLORIDA. BANKING MARKET
            DOMINATED BY TOP THREE PLAYERS HOLDING 47% MARKET SHARE

FLORIDA SALE RATIONALE                                                    [LOGO]
================================================================================

-        INEFFICIENT USE OF CAPITAL - less than 10% ROE

-        REPRESENTS 30% OF HBI CAPITAL

-        NOT GEOGRAPHICALLY STRATEGIC

-        SMALLER PLAYER IN CONCENTRATED MARKET

-        EXCESS CAPITAL USED FOR STOCK REPURCHASE

-        SALE WILL BE ACCRETIVE

RECAP - FINANCIAL REPOSITIONING
================================================================================

-        20% REDUCTION OF DIVIDEND

-        REDUCTION OF LOW MARGIN ASSETS

-        RESTRUCTURING CHARGE - $140MM AFTER TAX

-        CONSOLIDATE 12% OF BRANCHES

-        SALE OF FLORIDA FRANCHISE

                                                                          [LOGO]

================================================================================

EARNINGS PROJECTIONS


                                                                          [LOGO]

2001 EARNINGS PROJECTION                                                  [LOGO]
================================================================================

                                       CORE
$ IN MILLIONS                          1Q01
                                    ANNUALIZED
                                    ----------

NET INT. INCOME                       $981       NIM%        3.93%
PROVISION                             (134)      NCO%        0.55%
                                      ----
NET CREDIT INCOME                      847
NON INT. INCOME                        463
NON INT. EXPENSE                      (920)      EFFICIENCY    61%
                                      ----
PRE-TAX                               $390
TAX                                   (113)
                                      ----
NET INCOME                            $277       EPS        $1.10

EXCLUDES SECURITY GAINS AND LOSS FROM MUTUAL FUND REIMBURSEMENT (PG&E)

2001 EARNINGS PROJECTION                                                  [LOGO]
================================================================================

-        KEY ASSUMPTIONS - 2ND HALF 2001

         -       LOAN GROWTH - 6 - 8%

         -       NIM - 3.90 - 3.95%

         -       NET CHARGEOFFS - .65%

         -       REVENUE GROWTH - 2 - 4%

         -       EFFICIENCY RATIO - 57 - 59%

-        2001 EPS ESTIMATE  $1.15 - $1.17

-        TANGIBLE CAPITAL RATIO (POST FLORIDA SALE) - 9 - 10%

2002 EPS PROJECTION                                                       [LOGO]
================================================================================

-        KEY DRIVERS

         -      LOAN GROWTH - 5 - 7%

         -      NIM - 3.95 - 4.00%

         -      NET CHARGE-OFFS - .65%

         -      REVENUE GROWTH - 5 - 6%

         -      EFFICIENCY RATIO - 55 - 57%

2002 EARNINGS PROJECTION                                                  [LOGO]
================================================================================

                                                             EPS
                                                             ---

2001 EPS ESTIMATE                                      $1.15  - $1.17
         GROWTH                                         0.12  -  0.13
         RESTRUCTURE CHARGE/BRANCH CONSOL.              0.04  -  0.06
         FLORIDA MARKET DISPOSITION                     0.02  -  0.06
         ACCOUNTING CHANGE - GOODWILL                   0.11  -  0.11
2002 EPS ESTIMATE                                       -------------
                                                       $1.44  - $1.53

                                                                          [LOGO]
================================================================================

WRAP - UP


                                                                     TOM HOAGLIN

HUNTINGTON '01 AND BEYOND                                                 [LOGO]
================================================================================

-        CAPTURE OPPORTUNITY FOR NEAR-TERM VALUE CREATION

-        CREATE A CULTURE OF PERFORMANCE - RELENTLESS FOCUS ON EXECUTION

-        LEVERAGE CORE MARKETS AND BRAND STRENGTH - "THE LOCAL BANK"

- CUSTOMER-CENTRIC STRATEGY - DECENTRALIZED OPERATING STRUCTURE, SALES AND SERVICE FOCUS

-        FINANCIAL DISCIPLINE

-        CAPITAL STRENGTH


     MANAGEMENT WILL BE ACCOUNTABLE TO SHAREHOLDERS AND FOCUSED ON RETURNS

SUMMARY                                                                   [LOGO]
================================================================================

-        WE ARE COMMITTED TO GROWING EPS AND REBUILDING SHAREHOLDER VALUE

- WE ARE TAKING DECISIVE ACTIONS TO STRENGTHEN HUNTINGTON AND POSITION IT FOR FUTURE GROWTH

-        OUR PROBLEMS ARE FIXABLE

- WE HAVE THE MANAGEMENT TEAM TO EXECUTE OUR STRATEGIES AND GROW OUR CORE FRANCHISE

================================================================================

                                     [LOGO]